LightPath® TECHNOLOGIES™

LIGHTPATH TECHNOLOGIES, INC.
(NASDAQ: LPTH)


aerospace
defense
industrial
instrumentation
medical
communications



COMPANY PRESENTATION

ANNUAL SHAREHOLDER MEETING
FEBRUARY 2012


LightPath Technologies

confidential

focusing on optical solutions

2 NASDAQ: LPTH S AFE H ARBOR S TATEMENT This presentation contains forward - looking statements . All statements in this presentation, other than statements of historical facts, which address activities, events or developments that we expect or anticipate will or may occur in the future, including such things as future capital expenditures, growth, product development, sales, business strategy and other similar matters are forward - looking statements . These forward - looking statements are based largely on our current expectations and assumptions and are subject to a number of risks and uncertainties, many of which are beyond our control . Actual results could differ materially from the forward - looking statements set forth herein as a result of a number of factors, including, but not limited to, our products’ current state of development, the need for additional financing, competition in various aspects of its business and other risks described in this report and in our other reports on file with the Securities and Exchange Commission . In light of these risks and uncertainties, all of the forward - looking statements made herein are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by us will be realized . We undertake no obligation to update or revise any of the forward - looking statements contained in this presentation .

3 NASDAQ: LPTH CORPORATE OVERVIEW LightPath Technologies, Inc.

LightPath® TECHNOLOGIES™

COMPANY OVERVIEW

LightPath Technologies designs, develops and manufactures high volume, mid to low cost optical components and assemblies

Diversified product base, multiple markets

- Glass aspheric optics-visible and infrared
- Collimators, isolators, mounted lenses
- GRADIUM glass lenses

New Business Strategy – High Volume Supplier

- New Products
  - Infrared Optics - Thermal Imaging, Sensors, Security
  - Optical Assemblies
- Base Business
  - Reduced cost structure, expanding served markets
  - Laser applications - Telecom and data communications, Industrial tools, Telecom Infrastructure –Mobility

Global Presence

- Corporate headquarters in Orlando, Florida
  - 22,000 sq. ft. facility, 6,000 sq. ft of clean room
- China sales & manufacturing facility in Shanghai, China
  - 17,000 sq. ft., 7,000 sq. ft. of Clean Room



Corporate HQ - Orlando, FL



China Facility – Jiading Shanghai

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LightPath® TECHNOLOGIES™

Management Team

J. James Gaynor *CEO*	Over 25 years of business and manufacturing experience in volume component manufacturing in electronics and optics industries. Prior to joining LightPath Mr. Gaynor was Director of Operations for Puradyn Filter Technologies. Previous to that he was Vice president of Operations and General Manager for JDS Uniphase Corporation's Transmission Systems Division from March 2000 to April 2002. His global business experience encompasses strategic planning, budgets, capital investment, employee development, cost reduction, acquisitions and business start-up and turnaround success
Dorothy Cipolla *Chief Financial Officer*	Ms. Cipolla has served as a CFO for both public and private companies. including Chief Financial Officer and Secretary of LaserSight Technologies, Inc., and Network Six, Inc., a NASDAQ-listed professional services firm. Ms. Cipolla was Vice President of Finance with Goliath Networks, Inc., a privately held network consulting company. From 2002 to 2003, Ms. Cipolla was Department Controller of Alliant Energy Corporation, a regulated utility.
Alan Symmons *Vice President, Engineering*	Mr. Symmons has been the Company's Director of Engineering since October 2006. In September 2010, he was promoted to Corporate Vice President of Engineering. Prior to joining LightPath. Mr. Symmons was Engineering Manager for Aurora Optical, a subsidiary of Multi-Fineline Electronix, (MFLEX), dedicated to the manufacture of cell phone camera modules. From 2000 – 2006, Mr. Symmons worked for Applied Image Group – Optics, (AIG/O), a recognized leader in precision injection molded plastic optical components and assemblies
Brian J. Soller, Ph. D. *Vice President, Corporate Development*	Dr. Soller has been with LightPath since September 2010. Previously, Dr. Soller was President of the Products Division at Luna Innovations Incorporated, a NASDAQ Company, where he led the product engineering, development, operations and marketing organizations in support of Luna's commercial products business. Brian attained his doctorate in Optical Science from the prestigious Institute of Optics at the University of Rochester in 2002. Dr. Soller is the author of multiple technical papers and holds patents in the areas of optical systems, guided wave integrated systems and fiber optics.
Robert Ripp *Chairman of the Board*	Mr. Ripp has served as Chairman of LightPath since November 1999. During portions of fiscal years 2002 and 2003 he also served as the Company's Interim President and Chief Executive Officer. Mr. Ripp was Chairman and CEO of AMP Incorporated from August 1998 until April 1999, when AMP was sold to TYCO International Ltd. Mr. Ripp held various executive positions at AMP from 1994 to August 1999. Mr. Ripp previously spent 29 years with IBM of Armonk, NY. He held positions in all aspects of operations within IBM culminating in the last four years as Vice President and Treasurer and he retired from IBM in 1993.

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LightPath® TECHNOLOGIES™

An Optical Technology Company

Precision Molded Optics

- All-glass aspheric lenses, RoHS compliant
- Diameters 200μm to 25mm



Infrared Optics

- Wavelength range of glasses 1- 14μm
- Single & multi element assembly with athermalized designs



Optical Assemblies

- Mounted aspheres, OEM modules, shaped lenses
- GRADIUM optics
- Optical isolators and isolator assemblies
- Fiber and Laser collimators



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7 NASDAQ: LPTH P RECISION M OLDED O PTICS : M ARKETS & A PPLICATIONS Defense/ Para - Military Industrial Medical Weapon Sights Medical Devices Laser Guides Chemical Identification Laser Tools Barcode Scanners

8 NASDAQ: LPTH I NFRARED S YSTEMS : M ARKETS & A PPLICATIONS Defense/ Para - Military Commercial IR Countermeasures Thermal Weapons Sights Firefighting Cameras Preventative Maintenance Quantum Cascade Lasers Night Vision Enhancement Security Cameras Gas Detection

Infrared Systems: Sub-Industry Markets & Applications

Instrumentation & Sensors

Consumer
- Home Security
- Appliances
- Video Game Components

Commercial
- Quality Inspection
- Automated Machinery
- Bar Code Scanners



Defense & Military

Military
- Thermal Optics
- Chemical Detection
- Gun Sights
- Missile Guidance

Border Security
- Night Vision
- Thermal Optics



Biological & Chemical Sensors

Biological Detection
- Nuclear
- Anthrax
- Explosive Material

Chemical Detection
- Natural Gas
- Methane



Automotive Safety & Awareness

Advanced Driver Assistance Systems:
- Night Vision
- Adaptive Light Control
- Collision Avoidance
- Automatic Parking
- Traffic Sign Recognition
- Driver Drowsiness
- Hill Descent Control



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10 NASDAQ: LPTH FINANCIAL PERFORMANCE LightPath Technologies, Inc.

11 NASDAQ: LPTH A NNUAL F INANCIAL P ERFORMANCE 2008 2009 2010 2011 FYE FYE FYE FYE Sales $8,826,471 $7,489,545 $9,250,621 $10,000,602 COGs 7,595,398 5,446,518 4,935,755 6,078,829 Gross Profit 1,231,073 2,043,027 4,314,866 3,921,773 Gross Margin % 14% 27% 47% 39% Operating Expenses: SG&A 5,440,366 3,636,093 3,259,551 3,771,643 New Product Development 1,214,269 887,400 869,440 995,087 Amortization of Intangibles 32,868 32,868 32,868 32,868 Gain (Loss) on Disposal of Equipment 3,067 (5,244) (9,138) (20,480) Total Costs & Exp. 6,690,570 4,551,117 4,152,721 4,779,118 Operating Income (Loss) (5,459,497) (2,508,090) 162,145 (857,345) Operating Margin % -62% -33% 2% -9% Other Income (Exp.) Interest Exp. (86,801) (224,622) (210,002) (170,585) Interest Exp. - Debt Discount (640,695) (370,385) (316,693) Interest Exp. - Debt Costs (255,228) (147,550) (118,977) Interest Exp. - Warrants to Induce Conversion (215,975) Gain (Loss) on Extinguishment of Debt (131,784) Investment & Other Income 78,529 21,550 4,833 (6,579) Net Income (Loss) (5,467,769) (3,823,060) (560,959) (1,601,963) Fiscal Year End: June 30 th

12 NASDAQ: LPTH C APITAL S TRUCTURE Management has demonstrated a disciplined approach to managing the company’s capital structure in a manner consistent with the underlying fundamentals of the business to balance new capital with new growth . Capital has consistently been directed toward new product development and operational excellence projects . 2008 2009 2010 2011 2012Stockholders' Equity: Actual Actual Actual Actual Q1 Common Stock 53,317 66,970 89,716 97,131 97,611 Additional Paid-in Capital 199,847,356 203,151,364 206,277,806 207,636,440 207,795,377 Foreign Currency Translation Adjustment 21,369 58,233 23,466 50,593 62,449 Accumulated Deficit (197,762,281) (201,585,341) (202,146,300) (203,748,263) (203,946,710) Total Stockholders' Equity 2,159,761 1,691,226 4,244,688 4,035,901 4,008,727 Total Liabilities and Stockholders' Equity 5,489,011 5,829,596 7,455,595 7,121,476 7,498,112

13 NASDAQ: LPTH L ENS C OST I MPROVEMENT FY2011 COMPARED TO FY2007

14 NASDAQ: LPTH GROWTH STRATEGIES LightPath Technologies, Inc.

15 NASDAQ: LPTH L IGHT P ATH IS A G ROWTH C OMPANY Phase I Refocus • 95 % of production activities moved to the Shanghai Facility • Improved tooling processes and materials • Introduced low - cost glasses • Developed new products and value added services aimed at multibillion dollar markets Phase II Growth • Targeting multiple market verticals – defense, medical, industrial, telecommunications • Focus on lower - cost, higher - volume & margin applications • Focus on large, multi - billion dollar market opportunities in infrared optics, and optical assemblies using aspheres • Build leadership team to drive growth • Expand & enhance global sales channels A Renewed Focus on Growth

LightPath® TECHNOLOGIES™

~$5B Total Addressable Markets

Glass Aspheres

$1.2B
2014 Total Market



Drivers:
- OEM Laser Modules
- Internet Mobility

Specialty Optics

$500M
2014 Total Market



Drivers:
- Custom Applications
- High Power Lasers
- Optical Design

Infrared Systems

$3.2B
2014 Total Market


FLIR

Drivers:
- Commercial Apps
- Molded Lenses
- Defense

Market Drivers: Continued expansion of laser-based applications and IR imaging

**Source: LightPath internal estimates, MaxTech Dual Use market survey (April 2011), FLIR Annual Report 2010*

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17 NASDAQ: LPTH S EGMENTED A DDRESSABLE M ARKETS • Laser Tools • Gun Sights and Targeting • Biomedical Instruments • Telecommunications subsystems Aspheric Lenses $200M SAM Share Target: 10% • Laser Line Generators • Industrial Tools, Optical Cutting/Welding • Bench Top, and Scientific Lasers • Semiconductor Metrology Systems • Telecommunications Subsystems Specialty Optics $150M SAM Share Target: 5% • Thermal Imaging • Security Cameras • Thermography • Gas Sensing with QCL Systems • Defense Targeting and Tracking Infrared Optics $100M SAM Share Target: 15%

18 NASDAQ: LPTH P RECISION M OLDED A SPHERES PMO’s represent our historical “base” business • PMO market expected to track with growth of laser diode market (5% CAGR) Forecasting double - digit growth with our new strategy in place • Strategic shift from low volume high cost to high volume low cost supplier • Significant new opportunities to move up the food chain with value added assemblies • Manufacturing operations moved to Shanghai Growth opportunities are well diversified • Laser tools • Micro - projectors • Range Finders • Barcode scanners Significant growth in global sales infrastructure • Adding to both Direct and Indirect Channels • Includes 5 Distributors signed and operating in China • Telecom transceivers • Scientific and benchtop lasers • Medical devices • Laser based spectrometers

19 NASDAQ: LPTH S TRATEGIC F INANCIAL G ROWTH • Continue penetration into high volume/low cost applications with new, low cost structure • Introduce new value - added products to grow market share and move up the “food chain” • Drive overseas expansion through Shanghai subsidiary • Continue new product development for industrial tools, laser based measurement tools, and laser based gas sensing instruments • Leverage expanded sales distribution channels world wide • Complete development of molded Infrared lens/assembly product line » A key enabling technology to the full development of the commercial infrared market

20 NASDAQ: LPTH S UPERIOR G ROWTH P OTENTIAL IN THE I NFRARED S YSTEMS M ARKETS LightPath Technologies, Inc.

21 NASDAQ: LPTH M AJOR G ROWTH O PPORTUNITY Thermography Commercial Vision Defense • Predictive maintenance • Manufacturing process control • Building inspection • Medical imaging • Gas detection • Security and surveillance • Automotive night vision • Marine applications • Law enforcement • Search and rescue • Force protection • Border patrol • Surveillance and reconnaissance • Targeting and I.D. Infrared Systems represent a $ 3 . 2 B global market . LightPath has proprietary & patented manufacturing and material technology in place to manufacture molded optics that address applications across a broad cross section of this market .

LightPath® TECHNOLOGIES™

Infrared Market Drivers

IR equipment sales are growing rapidly as system costs come down

- Commercial market grew 14% in 2010 to $1.5B†
- Market leader, FLIR, has a 10 year revenue CAGR of 23%, total revenues of $1.4B in 2010
- Driven by the emergence of uncooled focal plane arrays (FPAs) and dual-use systems for commercial and defense applications

Significant demand building for low cost "consumer" type applications

- Development programs underway at top systems providers to develop ~$500 price-point IR cameras

Infrared optics becoming much larger part of cost equation for high volume applications

- Competitive technologies are in the $200-$300 range and do not scale well with volume

† Source: MaxTech Dual Use market survey (April 2011)

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23 NASDAQ: LPTH L IGHT P ATH ’ S A DVANTAGE : M OLDING IS A D ISRUPTIVE T ECHNOLOGY $0 $20 $40 $60 $80 $100 $120 $140 $160 100 1,000 10,000 100,000 Cost Per Lens Quantity of Lenses Produced Cost Comparison of Diamond Turning vs. PMO † Diamond Turning Molding † 13 mm OD molded chalcogenide lens compared to single point Diamond turned Germanium lens of same OD

LightPath® TECHNOLOGIES™

LightPath's Competitive Advantage

Lower Cost Structure

- Molded Black Diamond TM materials present an opportunity to drive 50%-75% cost reductions.
- Large volume contracts have better profit margins.
- Creates high barriers to entry for any domestic competitors.

Proprietary, high volume manufacturing process

- Process already in place for visible optics in our Shanghai facility producing millions of lenses annually.

Domestic Operations

- LightPath is the only player in this space to enjoy this significant competitive advantage for defense programs.
- Current ITAR regulations prohibit military components from being manufactured abroad.

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25 NASDAQ: LPTH C OMPANY H IGHLIGHTS Public U.S. company with wholly - owned China M anufacturing F acility • Low cost manufacturing platform • Direct access to Asian markets Low cost, high volume manufacturer of optical components Diversified product mix Strategy – low cost structure / access new markets • Base Business • Reduced cost structure • Expand served markets • Laser applications - Data communications, Industrial tools, Telecom Infrastructure – Mobility Significant growth opportunities • China facility is currently at 62% capacity • New Products • Infrared Optics - Thermal Imaging, Sensors, Security • Optical assemblies integrated aspheres • Large market opportunities